Exhibit 24.1
Page 1


                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                                        Title



/s/ Simon B. Rich, Jr.                     Chairman of the Board of Directors
-------------------------                  ----------------------------------


Simon B. Rich, Jr.
-------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ Mark E. Monroe                              Director
------------------------                        --------


Mark E. Monroe
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ Richard E. Bross                            Director
------------------------                        --------


Richard E. Bross
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ Gerard Louis-Dreyfus                        Director
------------------------                        --------


Gerard Louis-Dreyfus
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ Daniel R. Finn, Jr.                         Director
------------------------                        --------


Daniel R. Finn, Jr.
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ Peter G. Gerry                              Director
------------------------                        --------


Peter G. Gerry
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ John H. Moore                               Director
------------------------                        --------


John H. Moore
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ James R. Paul                               Director
------------------------                        --------


James R. Paul
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                Title



/s/ Mark Andrews                         Vice Chairman of the Board of Directors
----------------------                   ---------------------------------------


Mark Andrews
----------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ E. William Barnett                          Director
------------------------                        --------


E. William Barnett
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ Nancy K. Quinn                              Director
------------------------                        --------


Nancy K. Quinn
------------------------
(Please print name)

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Mark E. Monroe and Kevin R. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1999 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of March, 2000.

Signature                                       Title



/s/ Ernest F. Steiner                           Director
------------------------                        --------


Ernest F. Steiner
------------------------
(Please print name)